UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2014 (July 6, 2014)

Wealth Acquisition, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-55027	N/A
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

780 Reservoir Avenue #123 Cranston, RI	02910
(address of principal executive offices)	(zip code)

401-641-0405
(registrant’s telephone number, including area code)

Not Applicable
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 6, 2014, Jeffrey DeNunzio of 780 Reservoir Avenue, #123, Cranston, RI 02910, the sole shareholder of Wealth Acquisition, Inc. (the “Registrant” or “Company”), entered into a Share Purchase Agreement (the “Agreement”) with Hajime Abe, C/O Toa Shoko, 1-1-36, Nishiawaji, Higashiyodogawa- ku, Osaka 533-0031, Japan. Pursuant to the Agreement, Mr. DeNunzio transfered to Hajime Abe, 20,000,000 shares of our common stock which represents all of our issued and outstanding shares in consideration of $31,900.

The description of the material terms of the aforementioned Agreement included in Items 5.01 and 5.02 of this Form 8-K is incorporated by reference into this Item.

Item 5.01 Change in Control of Registrant.

On July 6, 2014, Mr. DeNunzio, the sole shareholder of Wealth Acquisition, Inc., consummated a sale of 20,000,000 shares of our common stock to Hajime Abe for an aggregate purchase price of $31,900. Following the closing of the share purchase transaction, Hajime Abe owns a 100% interest in the issued and outstanding shares of our common stock. Hajime Abe is the controlling shareholder of Wealth Acquisition, Inc. Commensurate with the closing, Wealth Acquisition, Inc. filed with the Delaware Secretary of State, a Certificate of Amendment to change the name of Registrant to TOA Carbon Fiber, Inc.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain officers; Compensatory Arrangements of Certain Officers.

On July 6, 2014, Mr. DeNunzio resigned as our President, Secretary, Treasurer and Director, such resignation is to be effective ten days after the filing and mailing of an Information Statement required by Rule 14f-1 under the Securities Exchange Act of 1934, as amended. The resignation was not the result of any disagreement with us on any matter relating to our operations, policies or practices.

On July 6, 2014, Mr. Hajime Abe was appointed as Director, Secretary and Treasurer, to hold such office ten days after the filing and mailing of an Information Statement required by Rule 14f-1 under the Securities Exchange Act of 1934, as amended.

On July 6, 2014, Mr. Atsushi Sumida was appointed as Chief Executive Officer (CEO), to hold such office ten days after the filing and mailing of an Information Statement required by Rule 14f-1 under the Securities Exchange Act of 1934, as amended.

On July 6, 2014, Mr. Fumio Takahashi was appointed as Chief Operating Officer (COO), to hold such office ten days after the filing and mailing of an Information Statement required by Rule 14f-1 under the Securities Exchange Act of 1934, as amended.

On July 6, 2014, Mr. Hiroichiro Tanaka was appointed as Chief Technical Officer (CTO), to hold such office ten days after the filing and mailing of an Information Statement required by Rule 14f-1 under the Securities Exchange Act of 1934, as amended.

Mr. Hajime Abe, Age 62 Secretary, Treasurer and Director

Background of Mr. Hajime Abe:

Mr. Hajime Abe began his career in 1969 as an employee of Nissan Motor Company as a car salesman. Following this, in 1974, he incorporated Abe Motor Sales Co., Ltd., a Japan Corporation. A decade later in 1989, he incorporated Koa Commerce Co., Ltd., a Japan Corporation and in 1993 incorporated another Japanese company known as World Liberty Co., Ltd. More recently, in 2007 Mr. Abe incorporated the Japanese company IKL Holdings Co., Ltd. and in 2010 was appointed as President and Director of Oidon Co., Ltd, a Wyoming Corporation that he recently resigned from July of 2012. On January 22, 2013, he was appointed as Director, President, Secretary and Treasurer of TOA Holdings, Inc., a Delaware Corporation. On January 28, 2013, he incorporated TOA Shoko Japan Co., Ltd., a Japan Corporation which became a wholly owned company of TOA Holdings, Inc. On January 28, 2013, he was appointed as the Chairman of Dong A Sang Gong Co., Ltd., a Korean Corporation. On July 2, 2013, he was appointed as the chairman of BJK Global LTD., a Bangladesh Corporation. On June 20, 2013, he was appointed as Director, President, Secretary and Treasurer of Toshoan Holdings, Inc., a Delaware Corporation. On October 10, 2013, he incorporated Tsukiji TOA Suisan Co., Ltd., a Japan Corporation. On October 10, 2013, he became the owner of Toshoan Restaurant. On October 31, 2013, he incorporated TOA Fishery Co., Ltd., a Japan Corporation which became a wholly owned company of Toshoan Holdings, Inc. and was appointed as Director and President of TOA Fishery Co., Ltd. On December 3, 2013, he was appointed as Director, Secretary and Treasurer of TOA Optical Tech, Inc., a Delaware Corporation. On June 2, 2014, he incorporated TOA Hikari Giken Co., Ltd., a Japan Corporation and was appointed as Director of TOA Hikari Giken Co., Ltd.

Mr. Atsushi Sumida, Age 70, Chief Executive Officer

Background of Mr. Atsushi Sumida:

Atsushi Sumida graduated from the Master’s Course of the Faculty of Engineering at Kyoto University in 1968. That same year he then joined Toray Industries Inc. In 2004 he retired from Toray Industries and became the guest Professor at Saitama University, a position he currently still holds today.

Mr. Fumio Takahashi, Age 67, Chief Operating Officer

Background of Mr. Fumio Takahashi:

Fumio Takahashi graduated from the Faculty of Engineering at Osaka University in the year 1970. That same year he joined Indemitsu Kosan Co., Ltd and a few years later in 1974 joined the Honda Motor Co., Ltd. In 2001 he joined Junkatsu News Service and in 2005 Okinaya Co., Ltd. A few years later he then joined Duplex Co., Ltd. and in 2012 Ecoplnet53, Inc.

Mr. Hiroichiro Tanaka, Age 74, Chief Technical Officer

Background of Mr. Hiroichiro Tanaka:

Hiroichiro Tanaka graduated from the Faculty of Science and Engineering at Waseda University in 1964. Subsequently, that same year, he joined Toshiba Corporation. Following his retirement from Toshiba Corporation in 1995 he joined the Toshiba Engineering Corporation. In the year 2000 he retired from his position at Toshiba Engineering Corp and incorporated Power Motor System Co, Ltd. ("PMS'). Currently Mr. Tanaka is the President of PMS.

As of the date of this filing, there has not been any material plan, contract or arrangement (whether or not written) to which any of our officers or directors are a party in connection with their appointments at Wealth Acquisition, Inc.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On July 6, 2014, the Company’s Board of Directors approved to change the name of the Company from “Wealth Acquisition, Inc.” to TOA Carbon Fiber, Inc.”

The name change was also approved by a majority shareholder vote without conducting a shareholders’ meeting as permitted by the Delaware Corporation Act.

On July 6, 2014, We filed a Certificate of Amendment with the Delaware Secretary of State. The effective date of the name change shall be upon the acceptance of the Certificate of Amendment with the Secretary of State of the State of Delaware. The Certificate of Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits.

  None
  Exhibits

NUMBER	EXHIBIT

3.1	Certificate of Amendment of Certificate of Incorporation
10.1	Share Purchase Agreement between Jeffrey DeNunzio and Hajime Abe., dated July 6, 2014.
10.2	Officer and Director Resignation Letter
99.1	Written Consent by the Shareholders of Wealth Acquisition Inc. to change name to TOA Carbon Fiber, Inc.
99.2	Unanimous Written Consent by the Board of Directors of Acquisition, Inc. approving name change to TOA Carbon Fiber, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Wealth ACQUISITION, INC.

Dated: July 6, 2014	/s/ Jeffrey DeNunzio
JEFFREY DENUNZIO
Chief Executive Officer